Exhibit 99.2

DocuSign Envelope ID: AB04AF5B-006E-460E-94D8-77E9576764FD

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| **Contract**<br><br>**Joint cooperation between:-**<br>- **Darkpulse Inc.**<br>**And**<br>- **Salman International Company** | قدقع<br><br>كـ ي كيشلا وانقلاب صاخلام :َ -<br>- سلابود كوش<br>و-<br>قيودلا نملاس كوش |
| **On 5, July 2022**<br>**Parties:**<br>**First party:**<br>**Dark Pulse Inc, with its headquarters as 815 Walker Street Suite 1155 Houston, TX 77002**<br><br>**Represented by Mr. Dennis O'Leary as Chairman & CEO**<br>**Second Party:**<br>**Salman International Company with its headquarters 98 Banks Division Al-Waha District, Nasr City**<br>**-it is represented by Mr. Adel Mahmoud Salman in his capacity as chairman of the board of directors and represents that it is an authorized distributor of Siemens products in Egypt.**<br>**The Parties agreed to** Upon the conclusion of this contract in accordance with the following Definitions, terms and conditions according the following content:- | موي ف تقلا نم رحت ——— قفاوملا ———<br><br>لفيـلانم :<br>ا فرطلاالاو :اهرقمو سلاب كراد كوش . ----------------<br>------------------------<br>يلاالقو فلا رصلاهب يؤاسبف<br><br>ف يتلااهرقمو قيودلا نملاس كوش ——— ---------<br>—— يلا اهلثميو /ديومحم لداع<br>اسلجميقب نملاس لامتعلا عزوملاو ةراك<br>سفس كيشل<br><br>طورشلاو فيق قلطقلا اذه ماربانع فوطلاا<br>والفقلالامكح<br><br>DS DO DS AS |

Contents - ϼϣΣΗϭϳΎΗ ˺ 1. Definitions - ˻ ϼΗϋέϳϓΎΗ 2. The Parties έΎϓ ρ Ϸ ΍ 3 - The Preamble ϼΗϣϬϳΩ - ˼ 4 - Item No.1: Purpose of this Contract ϼΑϧΩ - ˾ ϼόϗΩ ϡϧ ϼϏέο : ϭϟ Ϸ ΍ ϼΑϧΩ - ˽ 5 - Item No. 2: Duration of the contract ϼόϗΩ αέϳΎϧ ϡΩΓ : ϼΛΎϧϳ 6 - Item No. 3: Obligations of Darkpulse co. ϼΑϧΩ - ̀ Ω΍έϛΑϼγ εέϛΓ ϼΗίΎϣΎΗ : ϼΛϼΛ ϼΑϧΩ - ˿ 7 - item No. 4: Obligations of Salman : ϼΧΎϣγ ϼΑϧΩ - ́ ϻΩϭϠϳΓ αϠϣΎϧ εέϛΓ ϼΗίΎϣΎΗ : ϼΛϼΛ International Company ϼΟϏέϔϳΓ ϼϣϧΎρϗ 8. Item No. 5: Geographical Areas ϼΑϧΩ - ˹˺ ϼΗΟ΍έϳΓ ϼγϳΎγΎΗ : ϼγ΍Ωγ ϼΑϧΩ - ̂ 9. Item No. 6: Trade Policies εέϭρ : ϼΛΎϣϧ ϼΑϧΩ - ˺˺ ϼϣϧΗΟΎΗ ϡϠϛϳΓ : ϼγΎΑϋ 10 - Item No. 7: Ownership of Products εέϭρ : ϼΗΎγϋ ϼΑϧΩ - ˻˺ ϭϼϔγΧ ϥϫ΍˯ Ϲ ΍ 11 - Item No. 8: Conditions of Termination and ϼΗϓϭϳοΎΗ : ϼϋΎηέ ϼΑϧΩ - ˼˺ ϼΗϋϭϳοΎΗ Annulment - ˾˺ ϼΣΎϛϣ ϼϗΎϧϭϧ : ϊηέ ϼΣ΍Ωϳ ϼΑϧΩ - ˽˺ 12 - Item No. 9: Terms of Compensation ϼΑϧΩ - ˿˺ ϑη΍˯ Ϲ ΍ ωΩϣ αϳΎγΓ : ϊηέ ϼΛΎϧϳ ϼΑϧΩ 13 - Item No.10: Mandates ϼόϗΩ ϥγΧ : ϊηέ ϼΛϼΛ 14. Item No. 11: Governing law ϼόϧ΍ϭϳϧ : ϊηέ ϻέΎΑϋ ϼΑϧΩ - ̀˺ 15 - Item No. 12: Non - disclosure Policy DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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16 - Item No. 13: Copies of Contract 17. Item No. 14: Addresses 18 - Item No. 15: Signatures ϼΗϭϘϳϋΎΗ : ϊηέ ϼΧΎϣγ ϼΑϧΩ - ́˺ Definitions : - 1 Parties : they are the companies participating in this Contract and each of them is referred to by its trade name individually or collectively as (the parties) 2 Darkpulse Inc : is a technology company focused on the manufacture, sale, installation and monitoring of patented laser sensor systems that provide a data stream of important metrics to assess the health and security of infrastructure and is represented by Mr. O ’ Leary . 3 Salman international Company : The authorized distributor of Siemens in the Arab Republic of Egypt represented by Mr . Adel Mahmoud Salman in his capacity as the chairman of the board of Directors of . 4 Products : are the products covered by the memorandum of understanding and are referred to as listed in Tables (A) and Table (B) attached to this memorandum . 5 Table (A) : are the products of the Company Darkpulse Inc 6 Table (B) : are the products supplied through Salman International Company, the authorized distributor of Siemens which is a global innovative company focused on digitization, electricity and automation of processes and manufacturing industries, a leader in power generation and distribution, intelligent infrastructure and distributed power systems . 7 Geographical area : it is the area specified in the proposed agreement in which the provisions of this memorandum and the proposed agreement apply - : ϼΗϋέϳϓΎΗ ϩΫϫ ϼόϗΩ ϩΫ΍ ϑϳ ϼϣηΗέϛΓ ϼηέϛΎΗ Ϫϣ : ρέΎϓ Ϸ ΍ - ˺ ΃ϭ ϡϧϓέΩ΍ ϼΗΟ΍έϳ ΏΎγϣϫ ϡϧϬϣ ϝϛϟ ϭϳη΍έ - ˻ ( ρέΎϓ Ϸ ΍ ) Ώ ϡΟΗϣόϳϧ ϭΑϳϋ Ελϧϳϋ ϊϠԩ Εέϛί ΕϘϧϳΓ εέϛΓ Ϫϳ : Ω΍έϛΑϼγ εέϛΓ Ώέ΍˯Γ ϊϠԩ ϼΣΎλϟΓ ΏϼϠϳίέ αΗηϋ΍έ ϻ ΍ ΄ϧυϣΓ ϭϣέΎϘΑΓ ϭΗέϛϳΑ ϝΗϘϳϳϣ ϼϫΎϣΓ ϼϣϗΎϳϳγ ϡϧ ΏϳΎϧΎΗ ΕΩϔϗ Εϭϓέ ϭϼΗϳ ΎΧΗέΎϋ ιΣΓ - ˼ . ϼΗΣΗϳΓ ϼΑϧϳΓ ϭ΄ϣϧ ϝηέϛΓ ϼϣόΗϣΩ ϼϣϭίϋ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ - ˽ ˬ ϼϋέΑϳϫ ϡλέ Ξϣϫϭέϳϫ ϑϳ αϳϣϧγ Ϻϳϫ΍ ϭϳη΍έ ϼόϗΩ ϲηϣϠϫ΍ ϼΗϳ ϼϣϧΗΟΎΗ Ϫϳ : ϼϣϧΗΟΎΗ ( Ώ ) ΝΩϭϟ ϭ ( ΃ ) ΝΩ΍ϭϟ ϑϳ ΕέΩ ϙϣ΍ - ˾ . ϼϣΫϛέΓ ΏϫΫϫ ϼϣϠΣϘϳϧ Ω΍έϛΑϼγ εέϛΓ ϡϧΗΟΎΗ Ϫϳ ( ΃ ) ΝΩϭϟ ϝ ϼ Υ ϡϧ Εϭϔϳέϫ΍ ϲΗϣ ϼΗϳ ϼϣϧΗΟΎΗ Ϫϳ ( Ώ ) ΝΩϭϟ - ˿ αϳϣϧγ ϝηέϛΓ ϼϣόΗϣΩ ϼϣϭίϋ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϻέϘϣϧΓ ϊϠԩ Εέϛί ϼΗϳ ΏΗϛ΍έϳΓϼϋϼϣϳΓ ϻ ΍ ϼηέϛΓ ϭϬϳ ΕϣΗΓ Ϸ ϭ΍ ϭϼϛϫέΑ΍˯ ϼρΎϗΓ ΕϭϠϳΩ ϑϳ έΎ΋ΩΓ ϭϬϳ ˬ ϼΗΣϭϳϠϳΓ ϭϼλϧΎϋΎΗ ϝϠόϣϠϳΎΗ ϻΫϛϳΓ ϼΗΣΗϳΓ ΑϧϳΓ ϭϼ ϭΗϭίϳόϫ΍ ϼϣϭίϋΓ ϼρΎϗΓ ϭ΄ϧυϣΓ ϑϳ ϼϣΣΩΩΓ ϼϣϧρϗΓ Ϫϳ : ϼΟϏέϔϳΓ ϼϣϧρϗΓ - ̀ . ϼόϗΩ ΄ΣϛΎϣ ϑϳϫ΍ Εγέϳ ϭϼΗϳ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ΍ Preamble The will of the above parties met on joint cooperation, where DarkPulse Inc sells its products listed in appendix no. (A) through Sa l m an Interna t ional co m p a n y , which is considered an authorized agent for DarkPulse products in the Arab Republic of Egypt, i n ϼΗϣϬϳΩ Ω΍έϛ εέϛϫ Εϗϭϣ ΢ϳΛ ϼϣηΗέϛ ϼΗϋ΍ϭϧ ϊϠԩ ϩ ϼ ΄ϋ ρέΎϓ ϻ ΍ ·έ΍Ωϫ ϖΗ αϼϣΎϧ εέϛϫ ρέϳϗ ϊϧ ( ΃ ) έϘϣ ΏϼϣϠΣϗ ϼϣΩέΟϫ ϡϧΗΟΎΗϫ΍ ΏΑϳϋ ΏϠγ ϑϳ Ω΍έϛΑϼγ εέϛϫ ϝϣϧΗΟΎΗ ϼϣόΗϣΩ ϻϭϛϳϟ ΕόΗΑέ ϭϼΗϳ ϻΩϭϠϳϫ ϡλέ Ξϣϫϭέϳϫ ΩΎΧϟ Ω΍έϛΑϼγ ϡϧΗΟΎΗ ϭΗέϭϳΟ Εγϭϳϗ ϡϗΎΑϟ ϭΫϠϛ ϼϋέΑϳϫ DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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exchange for marketing and promoting DarkPulse products inside the Arab Republic of Egypt, as Salman International Company is the authorized distributor of Siemens products listed in appendix no. (B). εέϛϫ ϝϣϧΗΟΎΗ ϼϣόΗϣΩ ϼϣϭίϋ Ϫϳ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ΄ϧ ΢ϳΛ ϼϋέΑϳΓ ϡλέ ΞϣϫϭέϳΓ ΏϼϣϠΣϗ ϭϼϣΩέΟϫ αϳϣϧγ .( Ώ ) έϘϣ First: - The foregoing preface and the attached appendices are an integral part of the Contract and complete it and complete its terms and conditions. ϲόΗΑέ ϼΗϣϬϳΩ ϼγΎΑϗ - : ϻ ΃ϭ ϲΗΟί΃ ϡϧ ϻ ΢Ϙϫ ϼϣέϔϘϫ Νί˯΍ ˱ଉ ϼ ϭϣ . ϭηέϭρϫ ΢ϛΎϣϫ Ϸ ϭϣϛϣϟΓ ϝϫ ϭϣΗϣϣΓ ϼόϗΩ ϩΫ΍ Second: Terms and Conditions Item no. 1: Purpose of Contract - The purpose of this contract is for the parties to cooperate jointly, where DarkPulse company sells its products through Salman international company as an agent, which is the authorized distributor of Siemens products in the geographical area, to DarkPulse in order to expand the activity of all parties, provided that the implementation is carried out within three months from the date of signing this contract. - Salman Group agrees to appoint DarkPulse Inc as sole integration provider for MoonLand Resort at reasonable market price. - DarkPulse Inc and Salman International agree to jointly market DarkPulse and Seimens products. - This Contract is a binding intention of the above parties. - Nothing contained in this document will be interpreted as evidence that DarkPulse and Salman International Company are partners or joint partners. Nothing in this document or the proposed agreement is intended or construed to make either party an agent of the other. - The parties acknowledge and agree that neither party has, and neither party may declare that it has, any right, authority or authority to create any contract or ΢ϛΎϣ Ϸ ϼΑϧϭΩ ϭϼηέϭρ ϭ΍ : ˱ଉ ΙΎϧϳ΍ ΄ϧ Εϗϭϣ ΄ρέΎϓ ϩΫ΍ - ϼϏέο ϡϧ ϼόϗΩ : ϭϟ Ϸ ϼΑϧΩ ΍ ΢ϳΛ ϼϣηΗέϛ ΏϼΗϋ΍ϭϧ ϼόϗΩ εέϛΓ ϝϫ΍ ϼΣλέϳ ϻϭϛϳϟ ϝ ϼ Υ ϡϧ ϡϧΗΟΎΗϫ΍ ΏΑϳϋ Ω΍έϛΑϼγ εέϛΓ Εϗϭϣ ϼΗϳ ϼΟϏέΎϔϳΓ ϼϣϧρϗΓ ϑϳ αϳϣϧγ ϝηέϛΓ ϼϣόΗϣΩ ϼϣϭίϋ ϭϫϭ ϻΩϭϠϳΓ αϼϣΎϧ έϳίϭέΗ ϥΩ ϼ ϡϭϧ ϝϛϣΑϭϧΩ ϼϣϼϛΓ ΎϳΟϳΑΗ ϥϳϭΑϼγ εέϛΓ ϭϺԩ ϊϠϳϫ΍ ΕϓΎϗ ϻ ΍ αϳΗϣ ϝ ϼ Υ ϼΗϧϔϳΫ ϑϳ ϼΑΩ˯ ϲΗϣ ΄ϧ ϊϠԩ ρέΎϓ Ϸ ΍ ϙϟ ϥηΎρ Εϭγϳϋ ΏϫΩϓ ˬ ϭ΂Χέϳϧ Ε΍έϳΧ ϡϧ ΄ηϫέ ΙΓ ϼ Ι ϥϳΓ ϼόϗΩ ϩΫ΍ ϲόΗΑέ - . ϼόϗΩ ϩΫ΍ ΕϭϘϳϋ ρέΎϓ Ϸ ΍ ϡϧ ϱ Ϸ ϡϟίϣΓ ώϳέ ϭ΍έΩ εϳ˯ ΄ϳ Εϔγϳέ ϲΗϣ ϝϧ . έγϣϳΓ ΎΗϓΎϘϳΓ ΏέΎϣ ϻ ϩ ϼ ΄ϋ - αϼϣΎϧ εέϛΓ ϭ DarkPulse ΄ϧ ϊϠԩ ΩϠϳϟ ΄ϧϫ ϊϠԩ ϻϭΛϳϗΓ ϩΫϫ ϑϳ ΃ϭ ϩΫϫ ϼΗϓΎϬϣ ϡΫϛέΓ ϑϳ ϱϭΟΩ ϻ . ϡηΗέϛΎϧ εέϳϛΎϧ ΃ϭ εέϳϛΎϧ Ϫϣ΍ ϻΩϭϠϳΓ - ΕϓΎϘϳΓ ϼϣϘΗέΣΓ ϡ΍ ϲϘλΩ Ώϫ ΃ϭ ϲϔγέ ϊϠԩ ΄ϧϫ ϲΟόϟ ΃ ˱ଉ˱ଉ ϱ΍ ϡϧ ϼρέϔϳϧ ϻ ΍ . Υέ ϵ ϝϠρέϓ ΍ ϼ ˱ଉ˱ଉ ϭϛϳ ϱ ϡϧ Ϸ ϲΟϭί ϻ ϲϗέ ϼρέϓΎϧ ϭϳϭΎϔϗΎϧ ϊϠԩ ΄ϧ ΃ ˱ଉ˱ଉ ϱ΍ ϡϧ ϼρέϔϳϧ ϝϳγ ϝΩϳϫ ˬ ϭ - ϼρέϔϳϧ ΄ϧ ϲλέΣ Ώ΄ϧϫ ϥη΍˯ ΄ϳ ϊϗΩ Ϲ ϡϟί ˱ଉ˱ଉ ϡ΍ ϲϣΗϠϛ ˬ ΄ϳ ΢ϗ ΃ϭ αϠρΓ ΃ϭ αϠρΓ ΃ϭ ϼΗίΎϣ αϭ΍˯ ΄ϛΎϧ ιέϳ ˱ଉ˱ଉ Ρ΍ ΄ϣ νϣϧ ˱ଉ ϱ΍ ˬ ϥϳΎΑΓ ϊϧ ˬ ΃ϭ ΏΎγϣ ˬ ΃ϭ ϼρέϓ ΏΎγϣ Ύ΋ΗϣΎϧ ΕϗΩϳϣ ΃ϭ ˬ Υέ ϵ ΍ ϼρέϓ Ύ΋ΗϣΎϧ ΕόϫΩ ΃ϭ ˬ Υέ ϵ ΍ ϝϠρέϓ έ Υ ϵ ΍ . Υέ ϊϠԩ ΫϠϛ ϡγΑ ˱ଉ˱ଉ ϕ΍ ϙΗΎΑ ˱ଉ ϱ΍ ϵ ϡ΍ ϝϣ ϱϭΎϔϗ ϼρέϓ ΍ DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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obligation, whether express or implied, on behalf of, in the name of, or binding on the other party, the other party's credit undertaking, or to provide credit on behalf of the other party unless the other party agrees in advance in writing. DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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Item no . 2 : Duration of implementation The term of this contract is five years starting from the date of its signing, provided that the start of implementation will take place within three months from its date, where Salman International Company, as an agent of DarkPulse, and sells its products to DarkPulse Egypt, listed in Table (A) and others . ϡΩΓ ϼΗϧϔϳΫ ϡΩΓ ϩΫ΍ : ϼΑϧΩ ϼΛΎϧϳ ϝ ϼ Υ ϼΗϧϔϳΫ ϑϳ ϼΑΩ˯ ϲΗϣ ΄ϧ ϊϠԩ ΕϭϘϳόϫ Ε΍έϳΧ ϡϧ ΕΑΩ΃ αϧϭΎΗ Φϣγ ϼόϗΩ ϝηέϛΓ ΢λέϳ ϙϭϛϳϟ ΩϭϠϳΓ ϻ αϼϣΎϧ εέϛϫ Εϗϭϣ ΢ϳΛ Ε΍έϳΧϫ ϡϧ ΄ηϫέ ΙΓ ϼ Ι ϡϧΗΟΎΗϫ΍ ΏΑϳϋ Ω΍έϛΑϼγ . ϭ΂Χέϳϧ ( ΃ ) ΏϼΟΩϭϟ ϭϼϣΩέΟϫ ΎϳΟϳΑΗ ϥϳϭΑϼγ ϝηέϛΓ Item no. 3: DarkPulse obligations 1 DarkPulse must at all times describe Siemens products which disributed by Salman International Company in an accurate manner . 2 DarkPulse must provide Salman International Company with full details of any organization using DarkPulse products including names, addresses, telephone, fax or e - mail information of key employees . 3 DarkPulse must also provide Salman International Company with such additional information as it may have that may be relevant to the sale of DarkPulse products, including but not limited to expected volumes, the use / prices of competing products used, and the reliability of financing . 4 DarkPulse must respect at all times its boundaries on the territory . 5 DarkPulse must conduct its business at all times in accordance with local and international laws and regulations . 6 DarkPulse must conduct all personnel training and provide routine technical support for itself . 7 DarkPulse must submit routine reports to Salman International regarding DarkPulse product performance, complaints, as well as immediate notification of any DarkPulse product performance issue that requires either technical participation from Siemens or a possible recall . In the event that DarkPulse redistributes DarkPulse products, DarkPulse must keep records of group numbers to facilitate the recall process in case this is needed, and will ϲΟΑ - ϼΗίΎϣΎΗ εέϛΓ Ω΍έϛΑϼγ ˺ : ϼΑϧΩ ϼΛϼΛ ϡϧΗΟΎΗ ϭϗΎΗ Ϸ ΍ Ξϣϳϋ ϑϳ DarkPulse Ελϓ ΄ϧ εέϛΓ ϝ ϼ Υ ϡϧ ϭϼϣϭίϋΓ Siemens . ΩϘϳϗΓ ΏρέϳϗΓ ϻΩϭϠϳΓ αϼϣΎϧ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ Ϻԩ DarkPulse ΕϗΩϣ ΄ϧ ϲΟΑ - ˻ ϡϧΗΟΎΗ ΕγΗΧΩϣ ϡ΅γγΓ ΄ϳ ϊϧ ϙΎϣϟΓ ΕϓΎλϳϟ ϭϼϫΎΗϓ ϭϼόϧ΍ϭϳϧ αϣ΍˯ Ϸ ΍ ΫϠϛ ϑϳ Ώϣ΍ DarkPulse ϼΑέϳΩ ϡόϟϭϣΎΗ ΃ϭ ϭϼϓΎϛγ ΄ϧ ϲΟΑ - ˼ . ϻέ΋ϳγϳϳϧ ϝϠϣϭυϔϳϧ ϝϛΗέϭϧϳ Ϲ ΍ ΄ϳ ˱ଉ˱ଉ ν Ϻԩ εέϛΓ αϼϣΎϧ ϻΩϭϠϳΓ ϡΛϟ ϩΫϫ DarkPulse Εϛϭϧ ΫΎΗ ΕϗΩϣ ϕΩ ϭϼΗϳ ϝΩϳϫ΍ Εϛϭϧ ϕΩ ϼΗϳ νΎϔϳΓ Ϲ ΍ ϼϣόϟϭϣΎΗ ϡϧΗΟΎΗ ΏΑϳϋ ιϟΓ ϼΣλέ ϻ ϼϣΛϻ αΑϳϟ ϊϠԩ ΫϠϛ ϑϳ Ώϣ΍ ˬ DarkPulse ΄γϋ΍έ / ϭΎγΗΧΩΎϣ ˬ ϼϣΗϭϘϋΓ ΦΗΑ΍έ ϻ ΍ ΄ΣΟΎϣ ΄ϧ ϲΟΑ - ˽ . ϼΗϣϭϳϟ ϭϣϭΛϭϘϳΓ ˬ ϼϣγΗΧΩϣΓ ϼϣϧΎϔγΓ ϼϣϧΗΟΎΗ ϭϗΎΗ Ϸ ΍ Ξϣϳϋ ϑϳ DarkPulse ΕΣΗέϣ - ˾ . ϖϠϳϣ Ϲ ΍ ϊϠԩ ΡΩϭΩϫ΍ Ξϣϳϋ ϑϳ ΄όϣϼϫ΍ DarkPulse ΕΟέϳ ΄ϧ ϲΟΑ ϲΟΑ ϊϠԩ - ˿ . ϭϗΎΗ ϭϓ ˱ଉ˱ଉ ϕ΍ ϝϠϗϭΎϧϳϧ ϭϼϟϭΎ΋Σ ϼϣΣϠϳΓ ϭϻΩϭϠϳΓ Ϸ ΈΟέ΍˯ Ξϣϳϋ ΕΩέϳΑΎΗ ΍ DarkPulse . ϝϧϔγϫ ϻέϭΗϳϧϳ ϼϔϧϳ ϻΩόϣ ϭΗϗΩϳϣ ϑέ΍Ω Ϸ ΍ εέϛΓ Ϻԩ έϭΗϳϧϳΓ Εϗ΍έϳέ DarkPulse ΕϗΩϣ ΄ϧ ϲΟΑ - ̀ ˬ DarkPulse ϡϧΗΟ ΃Ω΍˯ Ώηϛ΍ϭԩ ϲΗόϠϗ ϑϳϣ΍ ϻΩϭϠϳΓ αϼϣΎϧ ϡϧΗΟ Ώ΃Ω΍˯ ΕΗόϠϗ ϡηϛϟΓ Ώ΄ϳ ϑϭέϳ ΈΧρ΍έ Ϻԩ νΎϓΓ Ϲ Ώ΍ εέϛΓ ϡϧ ΕϘϧϳΓ ϡη΍έϛΓ Έϣ΍ ΕΗρϠΑ ϭϼΗϳ DarkPulse Siemens ΃ϭ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϝ ϼ Υ ϡϧ ϭϼϣϭίϋΓ ΏΈϋ΍ΩΓ DarkPulse ϖϳΎϣ ΡϻΓ ϑϳ . ϡΣΗϣϟ ΎγΗΩϋ΍˯ ΕΣΗϔυ ΄ϧ ϲΟΑ ˬ DarkPulse ϡϧΗΟΎΗ Εϭίϳϋ ϼϣΟϣϭϋΓ ΃έϗΎϣ Ε ϼ ΏγΟ DarkPulse ˬ ΫϠϛ Ϻԩ ϼΣΎΟΓ ΡϻΓ ϑϳ αΗΩϋ΍˯ ϻ ΍ ϊϣϠϳΓ ϝΗγϬϳϟ . ϼΟϫΩ ϩΫ΍ ϑϳ ϼϣόϗϭϟΓ ϼϣγΎϋΩΓ ϙϟ ϭγΗϗΩϣ ϝ ϼ Υ ϡϧ ΃ϭ ϡΑΎηέ Ώηϛϟ DarkPulse ΕγΎϋΩ ΄ϧ ϲΟΑ - ́ ϑϳ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϝϫ΍ ϼΗΎΑϋΓ ˯ ϼ ϼόϣ ϡ΅γγΎΗ Εϛϭϧ ϕΩ ϼΗϳ ϼϣΣϠϳΓ ϼΗϧυϳϣϳΓ ϼϣϭΎϔϗΎΗ ϊϠԩ ϟ ϼΣλϭ ϊϠԩ ΕϛϠϓΓ ΄ϳ Ωϭϧ DarkPulse ϡϧΗΟΎΗ αΗΧΩΎϣ ϻ ϡρϟϭΑΓ αϼϣΎϧ εέϛΓ - ̂ . ϻΩϭϠϳΓ Ξϫϭ ˱ଉ˱ଉ Ω΍ ϡόϗϭϟΓ ΕΟ΍έ ˱ଉ˱ଉ ϱ΍ ϝϘΑϭϟ ϼρϠΑΎΗ DarkPulse Ϻԩ ΕΑΫϟ ϭηΣϧϫ΍ DarkPulse ϡϧΗΟΎΗ ϡϧ ΕΗϭΎϔϗ ϼΗϳ ϼόϣϳϟΓ ϼϣ΅γγΎΗ ΃ϭ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ΢ϛΎϣ Ϸ ϭ΍ ϭϼηέϭρ αϋ΍έ Ϸ ΍ ϡϋ ρϠΑΎΗϫ΍ DocuSign Envelope ID: AB 04 AF 5 B - 006 E - 460 E - 94 D 8 - 77 E 9576764 FD

6

DocuSign Envelope ID: AB04AF5B-006E-460E-94D8-77E9576764FD

provide all reasonable assistance in this effort.

8 DarkPulse, directly or through its affiliated customer organizations, must assist Salman International in obtaining local regulatory approvals that may be required to use DarkPulse products at no cost to Salman International.

9 DarkPulse makes commercially reasonable efforts to accept orders from DarkPulse products and ship them to Salman International Company or client institutions whose orders comply with the current prices and terms and conditions of DarkPulse, which may change from time to time at DarkPulse's sole discretion. Current policies regarding pricing, payment, shipping, returns and other allowances are described in Appendix A.

10 DarkPulse must make every effort to ship DarkPulse products to Salman International Company or its customer organizations whose orders have been accepted by DarkPulse in writing, at DarkPulse's sole discretion in allocating its inventory.

11 DarkPulse must make reasonable commercial efforts to obtain the local regulatory approvals that may be required to use DarkPulse products, but will not be obligated to do so if, from DarkPulse's sole point of view, the costs and efforts required to make DarkPulse products legally marketable in the customer's country are prohibitive. DarkPulse will compensate Siemens for the government fees if any.

12 DarkPulse is required to train Siemens technical representatives once a year at DarkPulse facilities at DarkPulse's own expense, excluding travel and accommodation expenses for Salman International Company representatives.

13 DarkPulse Company is responsible for manufacturing and shipping DarkPulse products, preparing invoices and collecting associated funds.

ل قلاحلا DarkPulse ةق نمرف ىق ولاو لاق وف رخ
ف DarkPulse صلاخلا ,هقلا قلاحلا ةيفلا
دبلاو تاعجترملاو نحشلاو عفدلاو ريعستلا تلاأسم
قحلملا ف ةحضوم

أ. ١٠-
ب نأيجي DarkPulse لجتم نحشل اهدهج يراصق
DarkPulse مع تلسونم وأ ةيلودلا نامالس ةكرش ىلإ لااهيف
ف يلا DarkPulse هتبط
رظن ق ف ، يأ ب DarkPulse ب ديحولا
اهنوزخم صيصخت. ١١-
ب نأيجي DarkPulse يصحلل ةلوقعم ةيراجت اذ وهج
ةيلحملا ةيميظنتلا تاقفاوملا ىلع
ةبولطم نوكت دق يتلا
DarkPulse تاجتنم مادختسال ، نكلو نل نوكت ةمزلم كلذب اذإ
رظن ةهجو نم نك DarkPulse ل ديحولا
ةبولطملا دوهجلاو فيلاكتلا
ةيلحم DarkPulse تاجتنم لعجل ايق
ةظهابب يقوستلل DarkPulse ضوعت
ةموكحلا نع ةيلودلا نامالس ةكرش ١٢ ق
ىلع DarkPulse بيردت مزلي ةيلودلا نامالس ةكرش يلثمم
ةنس لك يف ةرم ةيلاح
DarkPulse ف DarkPulse ب ، ةصاخلا
و رفسلا فيلاكت ءانثتساب ةماقإلا
ةيلودلا نامالس ةكرش يلثممل. ١٣-
ةكرش نوكت DarkPulse ةلوؤسم نع عينصت نحشو تاجتنم
DarkPulse ريتاوفلا دادعإو
ةقلعتملا لاومألا ليصحتو

DS DO

DS GS

It e m no . 4 : Obl i ga t io ns o f Sa l ma n ϲΟΑ - ϼΗίΎϣΎΗ εέϛΓ αϼϣΎϧ ϻΩϭϠϳΓ ˺ : ϼΑϧΩ ϻέΎΑϋ Ξϣϳϋ ϑϳ Ελϓ ΄ϧ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϊϠԩ . ΩϘϳϗΓ ΏρέϳϗΓ DarkPulse ϡϧΗΟΎΗ ϭϗΎΗ Ϸ ΍ ϭϗΎΗ Ϸ ΍ Ξϣϳϋ ϑϳ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ΕϠΗίϣ - ˻ ϲΟΑ - ˼ . ϖϠϳϣ Ϲ ΍ ϊϠԩ ϖϳϭΩϫ΍ ΏΎΣΗέΎϣ ΈΟέ΍˯ ϭϗΎΗ Ϸ ΍ Ξϣϳϋ ϑϳ αϼϣΎϧ εέϛΓ ϊϠԩ ϲΟΑ - ˽ . ϭΎΣΩΓ αϧϭϳ΍ ΄όϣϼϫ΍ ϭϓ ˱ଉ˱ଉ ϕ΍ ϝϠϗϭΎϧϳϧ ϭϼϟϭΎ΋Σ ϼϣΣϠϳΓ ϭϻΩϭϠϳΓ ϡέΓ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϊϠԩ ϻΩόϣ ϭΗϗΩϳϣ ϑέ΍Ω Ϸ ΍ ΕΩέϳΑ ϊϣϠϳΎΗ Ξϣϳϋ ΈΟέ΍˯ . ϝϬϣ ϻέϭΗϳϧϳ ϼϔϧϳ ϭΑέϣΟΓ ΕϭέϳΩ ϊϧ ϡγ΅ϭϟΓ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ αΗϛϭϧ - ˾ ϼϣϭίϋ ΏλϔΗϫ΍ αϳϣϧγ ϡϧΗΟΎΗ ϭΗέϛϳΑ . Ώϫ΍ ϼϣΗόϠϗΓ ϡϭϻ Ϸ ΍ ϭΗΣλϳϟ ϼϓϭΎΗϳέ ϭΈϋΩ΍Ω ϼϣόΗϣΩ international Company 1 - Salman International Company must at all times describe DarkPulse products in an accurate manner. 2 - Sa l ma n Inte r nat i on al C o mpa n y is committed at all times to respect its restrictions on the territory. 3 - Salman Company must at all times conduct its business in accordance with loca l an d inte r nat i on al la w s and regulations. 4 - Salman International Company must once a year conduct all personnel training operations and provide routine technical support to them. Sa l ma n Inte r nat i on al C o mpa n y wi l l be responsible for the supply, programming and inst a ll a tio n o f Si e men s pro d uct s a s the authorized distributor, billing and collection of funds related to them. Item no. 5: Geographical Areas ϲΟΑ - ϼϣϧΎρϗ ϼΟϏέΎϔϳΓ ˺ : ϼΑϧΩ ϼΧΎϣγ ρέΎϓ ϼΗϓ΍ϭο Ώη΄ϧ ΢ϗϭϗ ϼΗϭίϳϋ Ϸ Ώϧ΍ ˱ଉ˱ଉ ˯ ϊϠԩ ρϠΑ ϊϠԩ ΍ έΎοϳ ΈοΎϔϳΓ ϭϣϧΗΟΎΗ ΝΩϳΩΓ Ϸ αΗΧΩΎϣ ϻ ϭ΍ ϡγΑ ϼϣϭΟϭΩΓ ΕϓΎϘϳΎΗ ϻ ΍ ΄ϧ ϊϠԩ ϼϧλ ϡϋ ˬ Υέ ϵ ΍ ϼρέϓ ϑϳ ΡϻΓ ˱ଉ˱ଉ ϕ΍ ϡϋ ΄ρέΎϓ ΙϼΛΓ ϕΩ ΕΟόϟ ϼρέϓ ώϳέ ϼρϼΑ ώϳέ ϕ΍Ωέ ΕϋΎϗΩ . ΢ϗϭϗ . ρέΎϓ Ϫϳ Εϭγϳϋ ˱ଉ˱ଉ ϱ΍ ϊϠԩ ϡϧΣ ϼρέϓ ϼρϼΑ ϡΛϟ ϩΫ΍ ϼρϠΑ Ϸ ˬ ϑΈϧ ϥϳΓ ΍ ϻΫϛέ αΎΑϗΓ ΎΗϓΎϘϳΎΗ ϭΟϭΩ ωΩϣ ϥϔγ ΏϣϭΟΑ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ΍ ΕΣϛϣϫ΍ ϼΗϳ ϭϼϣϧΗΟΎΗ ϼϣϧΎρϗ Ϫϧ΍ ϡϭοΣ ϩϭ ϙϣ΍ ϼηέϭρ Εόϳϳϧ εέϛΓ . ϑϳ ϼϣϧρϗΓ ˬ ΢ϳΛϣ΍ ϙΎϧ ΫϠϛ ϡέϏϭ ˱ଉ Ώ΍ ΕΟ΍έ ˱ଉ˱ଉ ϱ΍ ΕϘΗέΣ DarkPulse ϝΗϛϭϧ ϻΩϭϠϳΓ αϼϣΎϧ Ϻϳϫ΍ ϼϣη΍έ ϼΟϏέΎϔϳΓ ϝϣϧΗΟΎΗ ϼΣλέϳ ϼϣϭίϋ DarkPulse ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ Εόϳϳϧ αϳΗϣ ϼΗϳ ϼΟϏέΎϔϳΓ ϼϣϧΎρϗ ΏΎγΗΛϧ΍˯ ˬ ΏϼόϗΩ ΢ϗ΍ ϻ ΕΣΩϳΩϫ΍ αϳΗϣ ϼΗϳ ϼΟϏέΎϔϳΓ ϼϣϧρϗΓ ϑϳ ΢λέϳ ϙϣϭίϋ ϝϫ΍ ΏΎΗϓΎϗ . ϼρέϔϳϧ 1 - The Parties must negotiate distribution and use rights to additional and new products at the request of the other party, providing that pre - existing agreements with third parties may make the non - requesting party contractually unable to grant the Requesting Party such a request . Rights . In the absence of the aforementioned agreements, the intention of the parties is to expand the areas and products governed by the proposed agreement under the same conditions as described here, where it is commercially desirable . Dar k Pu l s e pro p os es t o app o in t Sa l ma n international Company to be a dist r ib u to r o f Dar k Pu l s e pro d uct s i n the geographical area indicated in this contract, except for the geographical areas for which Salman International Company will be appointed distributor in the geographical area to be determined later by agreement of the parties. DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

8

Item no. 6: Trade Policies Each party agrees to fully inform the other party of its busin e ss p o l i cies rega r ding prici n g, returns, provisions and other related activities upon request. ϼγϳΎγΎΗ ϼΗΟ΍έϳΓ ϱϭΎϔϗ ϙϟ : ϼΑϧΩ ϼγ΍Ωγ ΏϼΗγόϳέ ϼϣΗόϠϗΓ ϼΗΟ΍έϳΓ ΏγϳΎγΎΗϫ ϙΎϣϟ Ώηϛϟ Υέ ϵ ΍ ϼρέϓ ύ ϼ ΈΑ ϊϠԩ ρέϓ ϥηρΓ Ϸ ϭ΍ ϭϼϣΧλλΎΗ ϭϼϋϭΎ΋Ω . ϼρϠΑ ϊϧΩ ϼλϟΓ ΫΎΗ Υέԩ Ϸ ΍ Item no . 7 : Ownership of Products DarkPulse warrants that it is the sole owner of DarkPulse products, and is free to enter into this contract and the proposed agreement, subject to restrictions imposed by pre - existing distribution agreements within the territory, if any . ϡϠϛϳΓ ϼϣϧΗΟΎΗ Εοϣϧ : ϼΑϧΩ ϼγΎΑϋ ˬ DarkPulse ϝϣϧΗΟΎΗ ϻϭΣϳΩ ϼϣϼϛ ΄ϧϫ΍ DarkPulse ϡϋ ˬ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ϭ΍ ϩΫϫ ϼΗϓΎϬϣ ϡΫϛέΓ ϑϳ ϻΩΧϭϟ ϑϳ ϼΣέϳΓ ϭϠϫ΍ Εϓέοϫ΍ ϼΗϳ ϼϘϳϭΩ ϡέΎϋ΍Γ ΎΗϓΎϘϳΎΗ ϼΗϭίϳϋ ϼϣϭΟϭΩΓ ϡγΑ ˱ଉ ϕ΍ ΩΎΧϟ ϼϣϧρϗΓ ϼΟϏέΎϔϳΓ ˬ . ϭΟΩΗ Έϧ Item no . 8 : Conditions of termination and an n u l men t First: Salman International Company may, at its sole option, terminate the contract with respect to the geographical area . Salman International Company upon providing written notice to DarkPulse to this effect, whenever any of the following events occurs : 1 - If DarkPulse ceases or cancels its business at any time, files a petition for bankruptcy or insolvency or acknowledges in writing that it is unable to pay its debts when they are due and payable, or if DarkPulse is sentenced to bankruptcy or insolvency, or if there is any petition seeking to reorganize DarkPulse, or if a recipient of all or all of DarkPulse's property has been appointed, or if DarkPulse has made an allotment in favor of creditors, or to filter or terminate DarkPulse . 2 - If DarkPulse uses Siemens trademarks, Salman International Company names or styles in any way that may deceive or mislead the consumer in the sole discretion of Siemens or may in any way damage the reputation or value of such trademarks, brand names or styles . 3 . In the event that DarkPulse fails to comply with any of the terms or conditions contained herein, and after notice from Salman International Company requests DarkPulse to make such a default, DarkPulse fails to remedy ϭϼϔγΧ ϥϫ΍˯ Ϲ ΍ εέϭρ : ϼΛΎϣϧ ϼΑϧΩ ϲΟϭί ϝηέϛΓ αϼϣΎϧ ϻΩϭϠϳΓ ˬ ϭϓ ˱ଉ ϕ΍ ϝΧϳ΍έϫ΍ ϻϭΣϳΩ ˬ Έϧϫ΍˯ ϼόϗΩ ϑϳϣ΍ : ϻ ΏΗϋϭϳο ΃ϭ DarkPulse ϲΗόϠϗ ΏϼϣϧρϗΓ ϼΟϏέΎϔϳΓ ϑϭ ˱ଉ˱ଉ έ΍ ϊϠԩ ΄ϧ Εϗϭϣ εέϛΓ ˬ ϼϣόϧԩ ΏϫΫ΍ DarkPulse Ϻԩ ϙΗΎΑϳ Έηϋ΍έ ΕϗΩϳϣ ϊϧΩ αϼϣΎϧ εέϛΓ ΄ϳ ΡΩΛ ϡΗԩ : ϼΗϼϳΓ ΡΩΎΛ Ϸ ΍ ϡϧ ΄ϳ ϑϳ ΄όϣϼϫ΍ ϸϐΗ ΃ϭ ΄όϣϼϫ΍ DarkPulse ΃ϭϘϔΗ ·Ϋ΍ - ˺ ϊγ΍έ Ϲ α ΃ϭ ΍ ϼ ϑ Ϲ ϭϘΗ ˬ ΃ϭ ϕΩϣΗ ϼΗϣ΍ ˱ଉ˱ଉ α Ώ΍ ΢ϛϣ ϊϠԩ ΃ϭ ΎόΗέϔΗ ϙΗΎΑ ˱ଉ˱ଉ ϱ΍ ΏϋΩϣ ϕΩέΗϫ΍ ϊϠԩ αΩ΍Ω Ωϳϭϧϫ΍ ϊϧΩ ·Ϋ΍ ΃ϭ ˬ ϼγΩ΍Ω ϭϭΎΟΑΓ ΎγΗΣϗΎϘϫ΍ ϪϧΎϛ ϙΎϧ ·Ϋ΍ ΃ϭ ˬ ϊγ΍έ Ϲ ΍ ΃ϭ α ϼ ϑ Ϲ Ώ΍ DarkPulse ˬ DarkPulse Εϧυϳϣ Έϋ΍ΩΓ Ϻԩ Εγόԩ ωέϳοΓ ΄ϳ ΕϗΩϳϣ ϲΗϣ DarkPulse ϡϣΗϠϛΎΗ ϝΟϣϳϋ ϡγΗϠϣ Εόϳϳϧ Εϣ ·Ϋ΍ ΃ϭ ϝλϼΣ ΏΗΧλϳλ DarkPulse ϕΎϣ ·Ϋ΍ ΃ϭ ˬ Ξϣϳόϫ΍ ΃ϭ ΃ϭ ϝϠΗλϔϳΓ ΈΟέ΍˯ΎΗ ΄ϳ ΎΗΧ΍Ϋ ΡϻΓ ϑϳ ΃ϭ ϻΩΎ΋ϧϳϧ ˯ ϫ΍ ϧ Έ - ˻ .DarkPulse ϼΧΎλΓ ϼΗΟ΍έϳΓ ϡΎΗ ϼ ϝϠϋ DarkPulse ΎγΗΧΩΎϣ ΡϻΓ ϑϳ ΃ϭ αϣ΍˯ Ϸ ΍ ΃ϭ Siemens ΃ϭ ϻΩϭϠϳΓ αϼϣΎϧ ΏηέϛΓ ΏηέϛΓ ϼΧΎλΓ ϼΗΟ΍έϳΓ αϼϳΑ Ϸ ΍ ΕοϠϟ ΃ϭ ΕΧΩϋ ϕΩ ρέϳϗΓ Ώ΄ϳ Siemens ΃ϭ αϼϣΎϧ ΃ϭ ϖϳϣΓ ϩΫϫ ϼϣγΗϬϠϛ ϭϓ ˱ଉ ϕ΍ ϝΗϗΩϳέ εέϛΓ αϼϣΎϧ ϭΣΩϫ΍ ΃ϭ ϕΩ Ε΅Ωϳ Ώ΄ϳ ΏγϣϋΓ νέ΍έ Ϲ ΍ Ϻԩ εϛϻ Ϸ ΍ ϡϧ εϛϟ αϣ΍˯ Ϸ ΍ ΃ϭ ϼΗΟ΍έϳΓ ϡΎΗ ϼ ϼϋ . ϥϣΎρ Ϸ ΍ ΃ϭ ϼΗΟ΍έϳΓ ΃ϭ ϼΑϧϭΩ ϡϧ ϱ Ϸ ϡΗΛϻ ϻ ΍ ϑϳ DarkPulse ϑηϟ ΡϻΓ ϑϳ - ˼ ϭΑϋΩ ˬ ϻϭΛϳϗΓ ϩΫϫ ϑϳ ϻϭ΍έΩΓ ϼηέϭρ ϡϧ ϲρϠΑ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϡϧ Έηϋ΍έ εέϛΓ ϭΗϔηϟ ˬ ϼΗϘλϳέ ϩΫ΍ ϡΛϟ Ρ ϼ Ύλ DarkPulse ϑϳ ϼΗϘλϳέ ϩΫ΍ ϡϋϼΟΓ ϑϳ DarkPulse ·Ϋ΍ - ˽ . εϋ΍έ Ϲ ϡ ϩΫ΍ ΍ ϼ ϱϭ ˱ଉ ϡ΍ ΏϋΩ ΎγΗ ( ˹˼ ) Ιϳϧ ϼ ώοϭϧ Ι ϊϣϻ Ϸ ΍ ϝϣϣ΍έγΓ DarkPulse αϠρΓ ϺϏ΍˯ Εϣ . ϼϣΧΗλΓ ϼγϠρΎΗ ϖΑϟ ϡϧ ϼΗΟ΍έϳΓ DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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such default within thirty (30) days after receiving such notice . 4 - If DarkPulse's authority to conduct business is revoked by the competent authorities . 5 - If DarkPulse should be transferred or controlled by/to another party, whether this party is a competitor of Salman International Company or otherwise . 6 - all DarkPulse products are deleted from Appendix A . ˬ ΂Χέ ρέϓ Ϻԩ DarkPulse ϊϠԩ ϼγϳρέΓ ϥϘϟ ϲΟΑ ϙΎϧ ·Ϋ΍ - ˾ αϭ΍˯ ϙΎϧ ϩΫ΍ ϼρέϓ ϡϧΎϓ ˱ଉ˱ଉ α΍ ϝηέϛΓ . ΫϠϛ ώϳέ ΃ϭ αϼϣΎϧ ϼϣϠΣϗ ϡϧ DarkPulse ϡϧΗΟΎΗ Ξϣϳϋ ΡΫϓ ϲΗϣ - ˿ . ΃ Second : DarkPulse May, at its sole option, terminate this memorandum of understanding or the proposed agreement with respect to the territory immediately, upon giving written notice to Siemens to that effect, whenever any of the following events occur : 1 if Salman International Company stops its business or cancels its business at any time, files a petition for bankruptcy or insolvency, or admits in writing that it is unable to pay its debts when they are due and payable, or if Salman International Company is sentenced to bankruptcy or insolvency, or if a judicial Guardian is appointed for all or all of Salman international Company's property, or if Salman International Company makes a waiver in favor of creditors, or if any liquidation or termination procedures are taken for Salman International Company . If Salman Company fails to comply with any of the terms or conditions contained herein, and after notification from DarkPulse, Salman International Company is required to make such default and Salman International Company fails to remedy such default within thirty (30) d a y s a f ter receiving such notification. 2 If the authority of Salman International Company to conduct business is revoked by the competent authorities . 3 If control of Salman International Company should be transferred to another party, whether this party is a competitor of DarkPulse or otherwise. ˬ Ώϧ΍ ˱ଉ˱ଉ ˯ ϊϠԩ Φϳ΍έϫ΍ ϻϭΣϳΩ ˬ DarkPulse ϲΟϭί ϝ˰ : ˱ଉ ΙΎϧϳ΍ Έϧϫ΍˯ ϩΫ΍ ϼόϗΩ ϑϳϣ΍ ϲΗόϠϗ Ώ΍ϼϣϧρϗΓ ϼΟϏέΎϔϳΓ ϑϭ ˱ଉ˱ଉ έ΍ ˬ ϊϧΩ ΕϗΩϳϣ Έηϋ΍έ ϙΗΎΑϳ ϡΗԩ ϼϣόϧԩ ΏϫΫ΍ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ Ϻԩ - ˺ : ϼΗϼϳΓ ΡΩΎΛ Ϸ ΍ ϡϧ ΄ϳ ΡΩΛ ϸϐΗ ΃ϭ ΄όϣϼϫ΍ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ΃ϭϘϔΗ ·Ϋ΍ ϊγ΍έ Ϲ α ΃ϭ ΍ ϼ ϑ Ϲ ϊϧΩ ΄όϣϼϫ΍ ϑϳ ΄ϳ ϭϘΗ ˬ ΃ϭ ϕΩϣΗ ϼΗϣ΍ ˱ଉ˱ଉ α Ώ΍ ·Ϋ΍ ΢ϛϣ ϊϠԩ εέϛΓ αϼϣΎϧ ΃ϭ ΎόΗέϔΗ ϙΗΎΑ ˱ଉ˱ଉ ϱ΍ ΏϋΩϣ ϕΩέΗϫ΍ ϊϠԩ αΩ΍Ω Ωϳϭϧϫ΍ ΃ϭ ˬ ϼγΩ΍Ω ϭϭΎΟΑΓ ΎγΗΣϗΎϘϫ΍ ϝΟϣϳϋ ϖοΎ΋ϳ Ρ΍έγ Εόϳϳϧ Εϣ ·Ϋ΍ ΃ϭ ˬ ϊγ΍έ Ϲ ΍ ΃ϭ α ϼ ϑ Ϲ Ώ΍ ϕΎϣΗ ·Ϋ΍ ΃ϭ ˬ Ξϣϳόϫ΍ ΃ϭ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϡϣΗϠϛΎΗ ΎΗΧ΍Ϋ Εϣ ·Ϋ΍ ΃ϭ ϻΩΎ΋ϧϳϧ ϝλϼΣ ΏϼΗϧ΍ίϟ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ΄ϳ ϙΎϧΗ ·Ϋ΍ - ˻ . ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ Έϧϫ΍˯ ΃ϭ ϝϠΗλϔϳΓ ΈΟέ΍˯ΎΗ Ώ˰ ϼΧΎλΓ ϼΗΟ΍έϳΓ ϡΎΗ ϼ ϼϋ ΕγΗΧΩϣ αϼϣΎϧ εέϛΓ ϕΩ ρέϳϗΓ Ώ΄ϳ ϥϣΎρ Ϸ ΍ ΃ϭ ϼΗΟ΍έϳΓ αϣ΍˯ Ϸ ΍ ΃ϭ DarkPulse ϻϭΣϳΩ ΃ϭ DarkPulse ΃ϭ ϖϳϣΓ ϩΫϫ ΕΧΩϋ ΃ϭ ΕοϠϟ ϼϣγΗϬϠϛ ϭϓ ˱ଉ ϕ΍ ϝΗϗΩϳέ ΏγϣϋΓ εϛϻ Ϸ ΍ ϡϧ εϛϟ Ώ΄ϳ ϼοέέ ΕϠΣϗ ϕΩ ϡΎΗ ϼ ϼϋ ·Ϋ΍ - ˼ . ϥϣΎρ Ϸ ΍ ΃ϭ ϼΗΟ΍έϳΓ αϣ΍˯ Ϸ ΍ ΃ϭ ϼΗΟ΍έϳΓ ϻϭ΍έΩΓ ϼηέϭρ ΃ϭ ϼΑϧϭΩ ϡϧ ϱ Ϸ ϡΗΛϻ ϻ ΍ ϑϳ αϼϣΎϧ εέϛΓ ϑηϠΗ ϡϧ ϲρϠΑ DarkPulse ϡϧ Έηϋ΍έ ϭΑϋΩ ˬ ϻϭΛϳϗΓ ϩΫϫ ϑϳ ϡΛϟ Ρ ϼ Έλ αϼϣΎϧ εέϛΓ ·Ϋ΍ Εϣ ϩΫ΍ ϼΗϘλϳέ ϭΗϔηϟ εέϛΓ αϼϣΎϧ ϑϳ ϡϋϼΟΓ ϩΫ΍ ϼΗϘλϳέ ϑϳ . εϋ΍έ Ϲ ΍ ϡ ϩΫ΍ ϼ ϱϭ ˱ଉ ϡ΍ ΏϋΩ ΎγΗ ( ˹˼ ) Ιϳϧ ϼ ϊϣϻ ϼΗΟ΍έϳΓ ώοϭϧ Ι Ϸ ΍ ϝϣϣ΍έγΓ αϼϣΎϧ εέϛΓ αϠρΓ ϺϏ΍˯ ϼγϠρΎΗ ϖΑϟ ϡϧ . ϼϣΧΗλΓ ρέϓ Ϻԩ αϼϣΎϧ εέϛΓ ϊϠԩ ϼγϳρέΓ ϥϘϟ ϲΟΑ ϙΎϧ ·Ϋ΍ - ˽ ΂Χέ ˬ αϭ΍˯ ϙΎϧ ϩΫ΍ ϼρέϓ ϡϧΎϓ ˱ଉ˱ଉ α΍ ϝ˰ . ΫϠϛ ώϳέ ΃ϭ DarkPulse ϝ ϼ Υ ϡϧ ϼϣϭίϋΓ Siemens ϡϧΗΟΎΗ Ξϣϳϋ ΡΫϓ - ˾ . Ώ ϼϣϠΣϗ ϡϧ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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4 - Delete all Siemens products which distributed b y Sa lm an Internat i onal Company from Appendix B. Item no. 9: Conditions of Compensation Each party agrees to defend the other party, and to keep the other party, its owners, directors, e m p l o y e e s , con s ult a nt s, an d repr e se n tat i ve s harmless from lawsuits, judgments, settlements, awards, or fines imposed on that party related to either DarkPulse products or Siemens products whi ch dis r upt ed b y Sal a ma n Inte r nat i on al Company, except for those that may result from breach of the proposed agreement, negligence, or willful misconduct by the other party. This provision shall remain in force for the duration of this contract. εέϭρ ϼΗϋϭϳοΎΗ ϱϭΎϔϗ ϙϟ : ϼΑϧΩ ϼΗΎγϋ ˬ ϭ΄λΣΎΑϫ ˬ Υέ ϵ ΍ ϼρέϓ ϭΈΑϗ΍˯ ˬ Υέ ϵ ΍ ϼρέϓ ϊϧ ϻΩϓΎϋ ϊϠԩ ρέϓ ΃ϭ ϻΩϋ΍ϭԩ ϡϧ ϡο΍έϳϧ ώϳέ ϭϣϣΛϠϳϫ ˬ ϭϣγΗη΍έϳϫ ˬ ϭϣϭυϔϳϫ ˬ ϭϣΩϳέϳϫ ϩΫ΍ ϊϠԩ ϼϣϓέϭοΓ ϼϏέΎϣΎΗ ΃ϭ ϼΟϭΎ΋ί ΃ϭ ϭϳΎΗ ϼΗγ ΃ϭ ΢ϛΎϣ Ϸ ΍ ϡϧΗΟΎΗ ΃ϭ DarkPulse Ώ˰ϣϧΗΟΎΗ Έϣ΍ ΕΗόϠϗ ϭϼΗϳ ϼρέϓ ϼΗϳ ΕϠϛ ΏΎγΗΛϧ΍˯ ˬ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ ϝ ϼ Υ ϡϧ ϼϣϭίϋΓ Siemens ϼγϟϭϛ αϭ˯ ΃ϭ Ϫϣϻ Ϲ ΍ ΃ϭ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ΍ Υέϗ ϊϧ ΕϧΟϣ ϕΩ ϝ ϡΩΓ ϡΫϛέΓ ϼ ϲυϟ ϩΫ΍ ϼΣϛϣ α΍έ ˱ଉ˱ଉ ϱ΍ Υ . Υέ ϵ ϼϣΗόϣΩ ϡϧ ϖΑϟ ϼρέϓ ΍ ( ˾ ) Φϣγ ϝϣΩΓ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ϭ΍ ϩΫϫ ϼΗϓΎϬϣ . Η ϭΎ αϧ Item no . 10 : Mandates Neither party has the right to delegate any of its obligations nor duties under the proposed agreement to a third party without the prior written consent of the other party . ϲΣϗ ϻ ϼΗϓϭϳοΎΗ : ϼΑϧΩ ϼϋΎηέ ΏϣϭΟΑ ϭΎΟΑΎΗϫ ΃ϭ ϼΗίΎϣΎΗϫ ϡϧ ΄ϳ Εϓϭϳο ϼρέϔϳϧ ϡϧ ϱ Ϸ Ωϭϧ ΙϼΛ ρέϓ Ϻԩ ϼϣϘΗέΣΓ ΕϓΎϘϳΓ ϻ ΍ . Υέ ϵ ΍ ϼρέϓ ϡϧ ϡγΑϗΓ ϙΗΎΑϳΓ ϡϭΎϔϗΓ Item no. 11: Governing law Any dispute arising out of the execution of this contract shall be the jurisdiction of the courts of the Arab Republic of Egypt and its partials. ϼϗΎϧϭϧ ϼΣΎϛϣ ϙϟ ϥίΎϋ : ϼΑϧΩ ϼΣ΍Ωϳ ϊηέ ϡΣΎϛϣ ΎΧΗλΎλ ϡϧ ϲϛϭϧ ϼόϗΩ ϩΫ΍ ΕϧϔϳΫ ϊϧ ϲϧη΃ . ϭΟί΋ϳΎΗϫ΍ ϼϋέΑϳΓ ϡλέ ΞϣϫϭέϳΓ Item no . 12 : Non - Disclosure policy DarkPulse acknowledges that Salman International co . owns the sole and exclusive rights to the registered trademarks, information and technology owned by it and all information received by either party regarding the design, manufacture, components, developments, sales, costs and distribution of either Siemens products which disrupted by Salaman International Company or DarkPulse products constitutes a trade secret and may not be used or disclosed in any other way by either party to any third person without the prior written consent of the other party . This provision shall remain in force for the duration of this contract . ϑη΍˯ Εϗέ Ϲ αϳΎγΓ ωΩϣ ΍ : ϼΑϧΩ ϼΛΎϧϳ ϊηέ ϻϭΣϳΩΓ ϼΣϗϭϗ ΕϣΗϠϛ ϻΩϭϠϳΓ αϼϣΎϧ εέϛΓ εέϛΓ Ώ΄ϧ DarkPulse ϝϫ΍ ϼϣϣϟϭϛΓ ϭϼΗϘϧϳΓ ϭϼϣόϟϭϣΎΗ ϼϣγΟϟΓ ϼΗΟ΍έϳΓ ϡΎΗ ϼ ϝϠϋ ϭϼΣλέϳΓ ΏϼΗλϣϳϣ ϲΗόϠϗ ϑϳϣ΍ ϼρέϔϳϧ ϡϧ ΄ϳ ϲΗϠϗΎϫ΍ ϼΗϳ ϣΎΗ ϼϣόϟϭ Ξϣϳϋ ϭΗηϛϟ ϡϧ αϭ΍˯ ϭϼΗϭίϳϋ ϭϼΗϛϼϳϓ ϭϼϣΑϳϋΎΗ ϭϼΗρϭέΎΗ ϭϼϣϛϭϧΎΗ ϭϼΗλϧϳϋ ϻΩϭϠϳΓ ϧ αϼϣΎ εέϛΓ ϝ ϼ Υ ϡϧ ϼϣϭίϋΓ Siemens ϡϧΗΟΎΗ ϲΟϭί ΎγΗΧΩΎϣϫ΍ ϻ α ˱ଉ˱ଉ έ΍ ΕΟ΍έ ˱ଉ˱ଉ ϱ΍ ϭ DarkPulse ΃ϭ ϡϧΗΟΎΗ i εΧλ ϱ Ϸ ϼρέϔϳϧ ϡϧ ΄ϳ ϖΑϟ ϡϧ ΄Χέԩ ρέϳϗΓ Ώ΄ϳ ϊϧϫ΍ ϼϛηϓ ΃ϭ ϡϧ ϡγΑϗΓ ϙΗΎΑϳΓ ϡϭΎϔϗΓ Ωϭϧ ΙϼΛ . Υέ ϵ ΍ ϼρέϓ Item no. 13: Copies of the Contract The contract has been edited in two copies by each party with a copy to work under it. ϥγΧ ϼόϗΩ Εϣ ΕΣέϳέ : ϼΑϧΩ ϼΛϼΛ ϊηέ ϝϠόϣϟ ϥγΧΓ ρέϓ ϙϟ ΏϳΩ ϥγΧΗϳϧ ϡϧ ϼΗϓΎϬϣ ϡΫϛέΓ ϫ΍ Α ϭΟ ϣ Ώ DocuSign Envelope ID: AB 04 AF 5 B - 006 E - 460 E - 94 D 8 - 77 E 9576764 FD

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Item No . 14 : Address Each of the parties acknowledges that it has its headquarters at the address indicated in the issuance of this contract and that any notification issued to it by the other party at this address by letter or fax is considered correct and productive of all its legal effects . One of the parties to the contract is also obliged, in the event of a change in the address indicated in connection with this contract, to inform the other party of this change . ϼόϧ΍ϭϳϧ ϲϗέ ϙϟ : ϼΑϧΩ ϻέΎΑϋ ϊηέ ϡϧ ϼρέϔϳϧ Ώ΄ϧϫ ΎΗΧΫ ϡϗέ΍ ˱ଉ έ΋ϳγϳ΍ ˱ଉ ϝϫ ΏϼόϧϭΎϧ ϼϣΑϳϧ ΏλΩέ ϩΫ΍ ϼόϗΩ ϭ΄ϧ ϼρέϓ ϡϧ Ϻϳϫ ϲλΩέ ΈΧρ΍έ ϙϟ Υέ ϊϠԩ ϩΫ΍ ϼόϧϭΎϧ ΏΧρΎΑ ΃ϭ ΏϼϓΎϛγ ϲόΗΑέ ιΣϳΣ΍ ˱ଉ ϭϣϧΗΟ΍ ˱ଉ ϝϛΎϓΓ ϵ ϑϳ ΡϻΓ Εϐϳϳέ ϼόϧϭΎϧ ϼϣΑϳϧ ΍ ϼόϗΩ ΄ρέΎϓ ΄ΣΩ ϲϠΗίϣ ϙϣ΍ . ϼϗΎϧϭϧϳΓ ΂Λ΍έϫ ϼρέϓ ύ ϼ ΏΈΑ ϼόϗΩ ϩΫ΍ ΏλΩΩ . ϼΗϐϳϳέ ΏϫΫ΍ Υέ ϻ ΍ Item no. 15 : Signatures ϼΗϭϘϳϋΎΗ : ϼΑϧΩ ϼΧΎϣγ ϊηέ αϼϣΎϧ ϢΤϣΩ ω΍Ϊϟ ΍ϭϠϳέϳ Ωϳϧϳγ ϼϋΎϣ ϭϼϣΪϳέ ϻΩϮϠϳΓ αϼϣΎϧ εήϛΓ ·Ω΍έΓ ϢΠϠγ ήΌϴγ ΐμϔΘϫ ϞηήϛΓ ϼϤόΘϣΩ ϼϣϭΰϋ ϭ ΈϴΠϴΒΗ ϦϳϮΑϼγ ϞηήϛΓ α Ϩ βϴϣ ϼΗϧϔϳΫϳ ϼϣΩϳέ ΏλϔΗϫ Ω΍έϛΑϼγ εέϛΓ Adel Mohamed Salman Dennis O'leary as Chairman of the board of Directors of Salman International Company The authorized distributor of Siemens Founder & CEO DarkPulse Inc DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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Table B Siemens Low Voltage and Automation Products DocuSign Envelope ID: AB 04 AF 5 B - 006 E - 460 E - 94 D 8 - 77 E 9576764 FD

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Table A DarkPulse Erebos System Hardware DarkPulse Erebos System Hardware with Integrated Pulse Generator DarkPulse Erebos System Hardware with Integrated Pulse Generator & PC DarkPulse Shape Snake DarkPulse Fiber Optic Cables DarkPulse Optical Switch DarkPulse Monitoring Services DarkPulse VR Capable User Interface Software License DarkPulse BOTDA Operating System Software License DarkPulse Certified Maintenance Services DocuSign Envelope ID: AB04AF5B - 006E - 460E - 94D8 - 77E9576764FD

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